April 2018

Forward-Looking Statements April 2018

Investment Highlights April 2018 3 Track record of favorable growth and investor returns Strong free cash flow and balance sheet

TrueBlue at a Glance April 2018 4 108,000 Customers served annually with strong diversity1 740,000 People connected to work during 2017 One of the largest U.S. industrial staffing providers #1 Global RPO provider2 2013-2017 Average Return on Equity3 2013-2017 Revenue CAGR $2.5B 2017 Revenue 11% Growth 16% Return PeopleScout named a Leader and Star Performer by Everest Group for service delivery, technology and buyer satisfaction HRO Today magazine repeatedly recognizes PeopleScout as a global market leader Thousands of veterans hired per year via internal programs as well as Hiring Our Heroes and Wounded Warriors Recognized as a Corporate Champion by the Women’s Forum of New York for board diversity 1 No single customer accounted for more than 3% of total revenue for FY 2017. 2 Source: Everest Group. Overall recruitment process outsourcing rankings by annual number of hires (2017). 3 Calculated as adjusted net income divided by average shareholders’ equity over the prior four quarters.

Three Specialized Segments Meet Diverse Customer Needs April 2018 On-site contingent workforce management solutions1 1 We use the following distinct brands to market our PeopleManagement contingent workforce solutions: Staff Management | SMX, SIMOS Insourcing Solutions and Centerline. 2 Also includes managed service provider business, which provides customers with improved quality and spend management of their contingent labor vendors. 3 Revenue and segment profit calculations based on FY 2017. Starting in FY 2018, we are evaluating performance based on segment revenue and segment profit. Segment profit is comparable to segment adjusted EBITDA amounts reported in prior periods, and this change did not impact the mix of profit by segment. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes goodwill and intangible impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest, other income and expense, income taxes, and costs not considered to be ongoing costs of the segment. Revenue mix3 60% 32% 8% Segment profit3 54% 19% 27% Margin 5% 3% 21%

Solving Workforce Challenges Globally April 2018 6 complex global diverse age 65 will be almost double worker shortage growth 1 Bureau of Labor Statistics Employment Projections: Occupations with the most job growth, 2016-2026. Industrial staffing and RPO jobs: #2: food prep/serving workers, #8: labor, freight, stock, and material movers, #12: construction laborers and #16: customer service representatives. 2 U.S. Census Bureau, An Aging Nation: The Older Population in the United States (2014). robust workforce solutions

Strong Position in Attractive Vertical Markets April 2018 7 Construction Manufacturing Transport & Wholesale Retail & Services In d u s tr y D y n a m ic s            FY-17 Business Mix: 23% FY-17 Business Mix: 26% FY-17 Business Mix: 22% FY-17 Business Mix: 20% Housing Starts Have Not Kept Pace U.S. Manufacturing Renaissance Wholesale Trade At New High E-commerce Growing % of Retail Sales Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: U.S. Census Bureau 60 65 70 75 80 85 90 95 100 105 110 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Industrial Production Index 3.0 3.5 4.0 4.5 5.0 5.5 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Transportation and Warehousing Employment Millions - 500 1,000 1,500 2,000 2,500 150 170 190 210 230 250 270 290 310 330 350 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 US Population Housing Permits Millions Thousands 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 E-commerce % of Retail Sales

Powerful Secular Forces in Industrial Staffing April 2018 8 6% Growing Market       o o  o o      Positive Demographic Trends Temporary Help Penetration Growth Compelling Technology Rise of E-commerce On-Shoring Comeback 1 Source: Staffing Industry Analysts. 2 Source: TrueBlue estimate based on 6% CAGR from 2018 to 2025. 3 Source: Bureau of Labor Statistics.

Segment Strategy Highlights April 2018 Boost shareholder returns through share repurchase Grow On-Premise Solutions  Differentiated offering  Perfect fit for larger customers with longer-duration / strategic need for contingent workers  Strength in the e- commerce vertical Well Positioned  Recognized global leader  High growth market  Attractive margins Leverage Digital Strategy  Best-in-class proprietary technology (Affinix™)  Mobile-first, AI-enabled, cloud-based platform  Streamlines the candidate sourcing process Leverage Digital Strategy  Compelling technology + established branch network  Value creation: 24/7 order fulfilment, enhanced customer/worker experience  15%+ margins on incremental revenue

JobStackTM Mobile App – A Competitive Differentiator April 2018 JobStackTM is a next generation mobile app that algorithmically matches workers with available jobs.  24/7 order creation  Real-time order fill rates  Associate ratings  Worksite ratings  Work week control Driving Value for TrueBlue Compelling Technology CUSTOMER ASSOCIATE  Round-the-clock revenue generation  Improved associate experience  Lift associate quality  Enhanced communication & safety  Tap into larger and more diverse talent pool

On-premise and E-commerce April 2018 E-commerce Vertical Leadership  Labor intensive pick-and-pack movement v. traditional bulk pallets  Increasing demand for PeopleManagement's ability to deliver a flexible, fully sourced and managed workforce Driving On-premise  Perfect fit for larger customers with longer-duration / strategic need for contingent workers  Staff Management is PeopleManagement's flagship on- premise solution and a recognized industry leader

PeopleScout: Attractive Margin and Rapid Growth April 2018 21% 9% FY-17FY-15 Segment Profit Margin PeopleScout TBI Total  Industry Leadership o #1 global provider of enterprise RPO1 o Emerging healthcare vertical strength  Differentiated Service Proprietary technology drives value-add recruitment capabilities  Growing Market 12% global market growth CAGR2  Global Prospects Opportunity to broaden footprint in Europe and Asia Pacific 1 Source: Everest Group. Overall RPO rankings by annual number of hires (2017). 2 Source: NelsonHall (2018). Represents estimated market CAGR from 2017-2022. 4% 8% 5% 27% FY-15 FY-17 PeopleScout % of Total Company Results Revenue Segment Profit

Well Positioned to Boost Shareholder Returns with Buybacks 1 $100 million stock repurchase authorization announced on 30 October, 2017. $93 million remaining under the authorization as of 31 March, 2017. 2 Calculated as net cash provided by operating activities, minus purchases for property and equipment. 3 See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 4 Calculated as adjusted net income divided by average shareholders’ equity at the end of the prior four quarters.    $31 $54 $233 $78 2014 2015 2016 2017 1.7x 1.7x 0.9x 1.0x 2014 2015 2016 2017 17% 17% 17% 13% 2014 2015 2016 2017 millions

April 2018 15 NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and Adjusted EBITDA EBITDA excludes from net income (loss): - interest and other income (expense), net, - income taxes, and - depreciation and amortization. Adjusted EBITDA, further excludes: - acquisition/integration and other costs, - goodwill and intangible asset impairment charge, and - Work Opportunity Tax Credit third-party processing fees. - Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. - Used by management to assess performance and effectiveness of our business strategies. - Provides a measure, among others, used in the determination of incentive compensation for management. Adjusted net income and Adjusted net income, per diluted share Net income (loss) and net income (loss) per diluted share, excluding: - acquisition/integration and other costs, - goodwill and intangible asset impairment charge, - amortization of intangibles of acquired businesses, as well as accretion expense related to acquisition earn-out, - tax effect of each adjustment to U.S. GAAP net income (loss), and - adjusted income taxes to the expected effective tax rate. - Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. - Used by management to assess performance and effectiveness of our business strategies. Free cash flow Net cash provided by operating activities, minus cash purchases for property and equipment. - Used by management to assess cash flows

1. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME, PER DILUTED SHARE (Unaudited) April 2018 16 2017 2016 2015 2014 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended (in thousands, except for per share data)* Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Net income (loss) $ 55,456 $ (15,251) $ 71,247 $ 65,675 Acquisition/integration and other costs (1) 162 12,223 5,135 5,220 Goodwill and intangible asset impairment charge (2) — 103,544 — — Amortization of intangible assets of acquired businesses (3) 22,290 27,069 19,903 12,046 Tax effect of adjustments to net income (loss) (4) (6,287) (39,994) (7,011) (4,834) Adjustment of income taxes to normalized effective rate (5) 380 606 (1,805) (6,747) Adjusted net income $ 72,001 $ 88,197 $ 87,469 $ 71,360 Adjusted net income, per diluted share $ 1.74 $ 2.10 $ 2.10 $ 1.73 Diluted weighted average shares outstanding 41,441 41,968 41,622 41,176 2. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (Unaudited) 2017 2016 2015 2014 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended (in thousands) Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Net income (loss) $ 55,456 $ (15,251) $ 71,247 $ 65,675 Income tax expense (benefit) 22,094 (5,089) 25,200 16,169 Interest and other income (expense), net 14 3,345 1,395 (116) Depreciation and amortization 46,115 46,692 41,843 29,474 EBITDA 123,679 29,697 139,685 111,202 Acquisition/integration and other costs (1) 162 12,223 5,135 5,220 Goodwill and intangible asset impairment charge (2) — 103,544 — — Work Opportunity Tax Credit processing fees (6) 805 1,858 2,352 3,020 Adjusted EBITDA $ 124,646 $ 147,322 $ 147,172 $ 119,442 See the last slide of the appendix for footnotes.

April 2018 17 3. RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOWS (Unaudited) 2017 2016 2015 2014 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended (in thousands) Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Net cash provided by operating activities $ 99,851 $ 261,754 $ 72,072 $ 47,525 Capital expenditures (21,958) (29,042) (18,394) (16,918) Free cash flows $ 77,893 $ 232,712 $ 53,678 $ 30,607 See the last slide of the appendix for footnotes.

April 2018 18 Footnotes: 1. Acquisition/integration and other costs related to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, the acquisition of SIMOS, which was completed on December 1, 2015, the acquisition of Seaton, which was completed on June 30, 2014, the acquisition of MDT, which was completed on February 4, 2013, the acquisition of The Work Connection, which was completed October 1, 2013 and the acquisition of certain assets of Crowley Transportation Services, which was completed June 2013. In addition, other charges for the fiscal year ended December 31, 2017, include a workforce reduction charge of $2.5 million primarily associated with employee reductions in the PeopleReady business, offset by $2.3 million of workers' compensation benefit. The workers' compensation benefit is associated with the favorable settlement of insurance coverage associated with a former insurance company and other items not considered part of our core operations. Other charges for the fiscal year ended January 1, 2017, consist of costs of $2.6 million associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write branch signage write- offs of $1.6 million due to our re-branding to PeopleReady. 2. The Goodwill and intangible asset impairment charge for the fiscal year ended January 1, 2017, included $99.3 million of impairment charges relating to our Staff Management | SMX, hrX, and PlaneTechs reporting units, and write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to the re- branding to PeopleReady. Note, our PeopleScout and hrX service lines were combined during fiscal 2016 and now represent a single operating unit (PeopleScout). 3. Amortization of intangible assets of acquired businesses as well as accretion expense related to the SIMOS acquisition earn-out. 4. Total tax effect of each of the adjustments to U.S. GAAP net income (loss) using the expected rate of 28 percent. 5. Adjustment of the effective income tax rate to the expected rate of 28 percent. 6. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes.